UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 1, 2013

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

13710 FNB Parkway, Suite 400
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On October 1, 2013, Ballantyne Strong, Inc. (the “Company”) completed the acquisition of Convergent Corporation (“Convergent”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 3, 2013 to include the financial statements of Convergent and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

Audited Financial Statements

The audited consolidated financial statements of Convergent Corporation as of and for the year ended March 31, 2013 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

Unaudited Financial Statements

The unaudited condensed consolidated financial statements of Convergent Corporation as of September 30, 2013 and for the six months ended September 30, 2013 and 2012 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of Ballantyne Strong, Inc. as of September 30, 2013 and Unaudited Pro Forma Condensed Combined Statements of Operations of Ballantyne Strong, Inc for the twelve-month period ended December 31, 2012 and the nine-month period ended September 30, 2013 and explanatory notes relating to the Company’s acquisition of Convergent is filed herewith as Exhibits 99.4 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of BKD, LLP – Independent Registered Accounting Firm of Convergent Corporation.
99.2	Audited Consolidated Financial Statements of Convergent Corporation as of March 31, 2013 and for the year ended March 31, 2013.
99.3	Unaudited Condensed Consolidated Financial Statements of Convergent Corporation as of September 30, 2013 and for the six-month periods ended September 30, 2013 and 2012.
99.4

Unaudited Pro Forma Condensed Combined Balance Sheet of Ballantyne Strong, Inc as of September 30, 2013 and Unaudited Pro Forma Condensed Combined Statements of Operations of Ballantyne Strong, Inc for the twelve-month period ended December 31, 2012 and the nine-month period ended September 30, 2013 and explanatory notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 13, 2013

BALLANTYNE STRONG, INC.

By:	/s/ Mary A. Carstens
Mary A. Carstens
Chief Financial Officer